LORD ABBETT INVESTMENT TRUST

Lord Abbett Short Duration Income Fund

Supplement dated June 18, 2026 to the

Summary Prospectus and Statement of Additional Information, each dated

April 1, 2026, and Prospectus dated April 1, 2026, as revised April 24, 2026

The following table replaces the table in the subsection under “Management—Portfolio Managers” on page 12 of the summary prospectus and page 140 of the statutory prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Andrew H. O’Brien, Partner and Portfolio Manager	1998
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	1998
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2013
Adam C. Castle, Partner and Head of Securitized Credit	2021
Yoana N. Koleva, Partner and Portfolio Manager	2022
Gregory H. Benz, Managing Director, Portfolio Manager	2025
Ty J. Kern, Managing Director, Portfolio Manager	2025

The following paragraph replaces the fourteenth paragraph under “Management and Organization of the Funds” beginning on page 278 of the statutory prospectus:

Short Duration Income Fund. Andrew H. O’Brien, Partner and Portfolio Manager, heads the Fund’s team. Mr. O’Brien joined Lord Abbett in 1998. Additional members of the Fund’s team are Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, Adam C. Castle, Partner and Head of Securitized Credit, Yoana N. Koleva, Partner and Portfolio Manager, Gregory H. Benz, Managing Director and Portfolio Manager, and Ty J. Kern, Managing Director and Portfolio Manager. Messrs. Lee, Rocco, Castle, Benz, Kern, and Ms. Koleva joined Lord Abbett in 1997, 2004, 2015, 2021, 2016, and 2011, respectively. Mr. Kern was formerly an Investment Grade Bond Trader and Vice President at Goldman Sachs Asset Management from 2014 to 2021. Messrs. O’Brien, Lee, Rocco, Castle, Benz, Kern, and Ms. Koleva are jointly and primarily responsible for the day-to-day management of the Fund.

The following rows replace the applicable rows of the corresponding table under the heading “Short Duration Income Fund” in the subsection titled “Portfolio Manager Information—Other Accounts Managed” on page 7-2 of the statement of additional information (“SAI”):

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Short Duration Income Fund
Andrew H. O’Brien	15	60,673.09	8	12,205.96	22	4,242.88
Robert A. Lee[1]	18	57,062.38	11	12,482.07	1291	6,688.20
Steven F. Rocco	20	60,961.44	13	12,175.83	10	3,832.17
Adam C. Castle	13	36,104.54	7	11,728.66	0	0
Yoana N. Koleva	12	39,225.03	1	1,833.52	1	84.52
Gregory H. Benz	5	7,111.29	0	0	0	0
Ty J. Kern	4	6,915.49	0	0	0	0

1 Included in the number of other accounts and total assets are two accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $1,447.1 million in assets

The following rows replace the applicable rows of the corresponding table under the heading “Short Duration Income Fund” in the subsection titled “Portfolio Manager Information—Holdings of Portfolio Managers” on page 7-4 of the SAI:

Ownership of Securities	Aggregate Dollar Range of Securities
Short Duration Income Fund
Andrew H. O’Brien	Over $1,000,000
Robert A. Lee	Over $1,000,000
Steven F. Rocco	$100,001-$500,000
Adam C. Castle	$10,001-$50,000
Yoana N. Koleva	$100,001-$500,000
Gregory H. Benz	$10,001-$50,000
Ty J. Kern	$50,001-$100,000

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectuses and/or SAIs.

Please retain this document for your future reference.